Boston Private Financial Holdings, Inc. Reports Second Quarter 2018 Results
Second Quarter 2018 Highlights include:

•	GAAP net income was $6.4 million or $0.06 per diluted share, and operating net income was $19.1 million or $0.21 per diluted share

•	Notable items: Income tax expense of $12.7 million or $0.15 per share attributable to the divestiture of Anchor Capital Advisors LLC (“Anchor”), which closed on April 13, 2018

•	Operating return on average common equity was 10.0%

•	Operating return on average tangible common equity was 11.9%

•	Average total deposits were $6.3 billion, a 2% decrease year-over-year

•	Average total loans were $6.7 billion, a 7% increase year-over-year

•	Total assets under management (“AUM”) were $21.4 billion and total net flows were negative $76 million
Boston, MA - July 18, 2018 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported second quarter 2018 GAAP Net income attributable to the Company of $6.4 million, compared to $22.7 million for the first quarter of 2018 and $23.4 million for the second quarter of 2017. Second quarter 2018 Diluted earnings per share were $0.06, compared to $0.27 in the first quarter of 2018 and the second quarter of 2017.

Summary Financial Results - Reported
				% Change
($ in millions, except for per share data)	2Q18	1Q18	2Q17	Linked Quarter	Year over Year
Net income attributable to the Company	$6.4	$22.7	$23.4	(72)%	(73)%
Diluted earnings per share	$0.06	$0.27	$0.27	(78)%	(78)%

Non-GAAP Financial Measures:
Pre-tax, pre-provision income	$25.3	$26.3	$27.3	(4)%	(8)%
Return on average common equity	3.0%	12.0%	12.1%
Return on average tangible common equity	3.9%	15.2%	16.3%
In addition to presenting the Company’s results in conformity with GAAP, the Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector. For additional information on non-GAAP financial measures, see page 6. A full reconciliation of GAAP to non-GAAP results can be found in the footnotes beginning on page 17.

Summary Financial Results - Operating Basis (non-GAAP)
				% Change
($ in millions, except for per share data)	2Q18[1]	1Q18	2Q17	Linked Quarter	Year over Year
Net income attributable to the Company	$19.1	$22.7	$23.4	(16)%	(18)%
Diluted earnings per share	$0.21	$0.27	$0.27	(23)%	(22)%

Pre-tax, pre-provision income	$25.3	$26.3	$27.3	(4)%	(8)%
Return on average common equity	10.0%	12.0%	12.1%
Return on average tangible common equity	11.9%	15.2%	16.3%
[1] 2Q18 results have been adjusted to exclude the impact of income tax expense related to the divestiture of Anchor. No adjustments made to 1Q18 or 2Q17 results
See footnote 16 for a GAAP to non-GAAP reconciliation

“This quarter's reported results were heavily influenced by a $12.7 million tax charge related to the divestiture of Anchor Capital in April of 2018,” said Clayton G. Deutsch, CEO. “Despite this charge, the Anchor divestiture created economic value for BPFH in the form of an ongoing cash flow stream and capital flexibility. Additionally, we utilized the proceeds to help fund the redemption of $50 million of preferred shares in order to benefit common shareholders in future periods.”
“Looking through to core operating results, our three wealth affiliates turned in solid revenue growth with acceptable margins. Our Boston Private Wealth business generated record levels of new business during the quarter, which should benefit forward revenue and earnings. Boston Private Bank increased loan balances 2% linked quarter and 7% year-over-year. This was offset by intensifying deposit competition. Consolidated expenses, excluding Anchor, came down 2% linked quarter and the year-over-year increase was below our target range of 4% to 5% expense growth per year.”

Divestiture
On April 13, 2018, the Company completed the sale of its ownership interest in Anchor. As a result of the transaction, Boston Private received approximately $32 million of cash and will receive future revenue share payments that have a net present value of approximately $15 million.
Anchor’s results through the closing date remain consolidated in the Company’s results during the current period and prior periods. For presentation purposes, Anchor’s AUM are excluded from current and prior period AUM amounts, but are included in the calculation of Core Fees and Income.

Net Interest Income and Margin (non-GAAP, except for Net Interest Income)
				% Change
($ in millions)	2Q18	1Q18	2Q17	Linked Quarter	Year over Year
Net interest income	$57.5	$57.4	$57.1	—%	1%
Less: Interest recovered on previous nonaccrual loans	—	0.1	2.0	(100)%	(100)%
Core net interest income, non-FTE basis	57.5	57.3	55.2	—%	4%
Add: FTE adjustment	0.9	1.0	2.9	(8)%	(69)%
Core net interest income, FTE basis	58.4	58.3	58.1	—%	1%

Net interest margin (FTE basis)	2.89%	2.95%	3.07%
Core net interest margin (FTE basis)	2.89%	2.94%	2.97%
Core net interest margin (non-FTE basis)	2.85%	2.90%	2.82%
FTE = Fully Taxable Equivalent
Net interest income for the second quarter was $57.5 million, flat linked quarter, and an increase of 1% year-over-year. The year-over-year increase was primarily driven by higher yields on interest-earning assets and higher asset volumes, partially offset by lower interest recoveries, higher funding costs, and higher borrowing volumes. Core net interest income, non-FTE basis, which excludes interest recovered on previous nonaccrual loans, increased 4% year-over-year.
The Company’s Core net interest margin (FTE basis) decreased 5 basis points on a linked quarter basis to 2.89%, primarily driven by increased funding costs, and partially offset by higher asset yields. The year-over-year decline was primarily driven by a lower tax benefit on tax-exempt income.

Noninterest Income
				% Change
($ in millions)	2Q18	1Q18	2Q17	Linked Quarter	Year over Year
Investment management fees	$4.2	$11.4	$11.1	(63)%	(62)%
Wealth advisory fees	13.7	13.5	13.0	1%	6%
Wealth management and trust fees	11.2	12.2	11.2	(8)%	—%
Private banking fees[2]	2.8	2.3	2.0	20%	39%
Total core fees and income	$31.9	$39.4	$37.2	(19)%	(14)%
Total other income	0.2	0.3	0.8	(36)%	(75)%
Total noninterest income	$32.1	$39.7	$38.0	(19)%	(16)%

Memo: Noninterest income lines excluding Anchor
Less: Anchor revenue	1.1	8.4	8.3	(87)%	(87)%
Investment management fees (non-GAAP)	3.1	3.0	2.8	3%	8%
Total core fees and income (non-GAAP)	$30.7	$31.0	$29.0	(1)%	6%
Total noninterest income (non-GAAP)	$30.9	$31.3	$29.8	(1)%	4%
[2] Private banking fees includes Other banking fee income and Gain/ (loss) on sale of loans, net
Total core fees and income for the second quarter was $31.9 million, a 19% decrease linked quarter and a 14% decrease year-over-year, primarily driven by the divestiture of Anchor. Excluding Anchor, Total core fees and income increased 6% year-over-year primarily driven by higher levels of assets under management in the Wealth Advisory and Investment Management segments.
Private banking fees increased $0.5 million linked quarter and $0.8 million year-over-year due to higher levels of swap fee income.

Assets Under Management
				% Change
($ in millions)	2Q18	1Q18	2Q17	Linked Quarter	Year over Year
Wealth Management and Trust	$7,789	$7,831	$7,429	(1)%	5%
Investment Management [3]	2,031	1,920	1,829	6%	11%
Wealth Advisory	11,566	11,446	10,744	1%	8%
Total assets under management 3 4	$21,379	$21,186	$19,991	1%	7%

Net flows	2Q18	1Q18	2Q17
Wealth Management and Trust	$(77)	$77	$63
Investment Management [3]	27	(15)	(26)
Wealth Advisory	(30)	136	(67)
Total net flows [3]	$(76)	$198	$(30)
[3] Information excludes Anchor [4] Segments do not sum to Total assets under management due to an intercompany relationship of $7 million in 2Q18 and $11 million in 1Q18 and 2Q17
Total assets under management, excluding Anchor, were $21.4 billion at the end of the second quarter, an increase of 1% linked quarter and 7% year-over-year. The year-over-year increase was driven primarily by positive market action and positive net flows.

Operating Expense
				% Change
($ in millions)	2Q18	1Q18	2Q17	Linked Quarter	Year over Year
Salaries and employee benefits	$39.4	$47.1	$43.3	(16)%	(9)%
Occupancy and equipment	8.2	7.7	7.3	6%	13%
Professional services	2.9	3.2	3.1	(10)%	(8)%
Marketing and business development	2.1	1.6	2.0	30%	5%
Information systems	6.8	5.9	5.5	15%	23%
Amortization of intangibles	0.7	0.8	1.4	—%	(47)%
FDIC insurance	0.7	0.7	0.9	(5)%	(19)%
Other	3.6	3.9	4.3	(8)%	(18)%
Total operating expense	$64.4	$70.9	$67.8	(9)%	(5)%

Memo: Operating expense excluding Anchor
Anchor operating expense	0.9	6.4	6.3	nm	nm
Total operating expense (non-GAAP) [5]	$63.4	$64.5	$61.5	(2)%	3%
[5] For information on non-GAAP financial measures, see page 6 nm= not meaningful
Total operating expense decreased 9% linked quarter and 5% year-over-year, primarily driven by the divestiture of Anchor.
Excluding Anchor, Total operating expense for the second quarter of 2018 was $63.4 million, down 2% linked quarter, primarily driven by seasonal compensation expense in the first quarter. The 3% increase year-over-year was primarily driven by Occupancy and equipment and Information systems.

Income Tax Expense

The Company recognized income tax expense of $12.7 million attributable to the divestiture of Anchor, as previously disclosed in first quarter earnings release. Excluding this expense, the effective tax rate for continuing operations (excluding non-GAAP adjustments) for the second quarter was 18.9%, a decline from 21.5% in the previous quarter, primarily driven by tax benefits from restricted stock vesting.

Loans and Deposits - QTD Averages
				% Change
($ in millions)	2Q18	1Q18	2Q17	Linked Quarter	Year over Year
Commercial and industrial	$974	$933	$987	4%	(1)%
Commercial real estate	2,478	2,441	2,358	1%	5%
Construction and land	167	169	119	(2)%	40%
Residential	2,775	2,702	2,489	3%	11%
Home equity	94	97	110	(3)%	(14)%
Other consumer	180	186	195	(3)%	(8)%
Total loans	$6,668	$6,529	$6,259	2%	7%

Non-interest bearing deposits	1,908	1,872	1,900	2%	—%
Interest bearing deposits	4,441	4,516	4,551	(2)%	(2)%
Total deposits	$6,349	$6,388	$6,451	(1)%	(2)%

Non-interest bearing deposits as a % of Total deposits	30%	29%	29%
Average total loans in the second quarter increased 7% year-over-year primarily driven by increases in Residential and Commercial real estate loans, partially offset by a decrease in Commercial and industrial loans.

Average total deposits decreased 2% year-over-year, primarily driven by a decrease in Interest bearing deposits. Average non-interest bearing deposits comprised 30% of Average total deposits in the second quarter of 2018 compared to 29% in the second quarter of 2017.

Provision and Asset Quality

($ in millions)	2Q18	1Q18	4Q17	3Q17	2Q17
Provision/ (credit) for loan loss	$0.5	$(1.8)	$(0.9)	$(0.4)	$(6.1)
Total criticized loans	114.4	124.1	154.8	146.0	129.5
Total nonaccrual loans	15.7	16.4	14.3	13.6	16.2
Total loans 30-89 days past due and accruing	5.0	20.4	25.0	5.3	3.2
Total net loans (charged-off)/ recovered	0.1	—	0.8	0.3	3.1

Ratios:
Allowance for loan losses as a % of Total loans	1.09%	1.10%	1.15%	1.17%	1.19%
Nonaccrual loans as a % of Total loans	0.23%	0.25%	0.22%	0.21%	0.26%
The Company recorded a provision expense of $0.5 million for the second quarter of 2018, compared to a credit of $1.8 million for the first quarter of 2018 and a credit of $6.1 million for the second quarter of 2017. The provision expense in the second quarter of 2018 was primarily driven by loan growth, partially offset by a decline in criticized loans and improved loss rates.
Total criticized loans as of June 30, 2018 was $114.4 million, a decrease of 8% linked quarter and 12% year-over-year. Total nonaccrual loans (“Nonaccruals”) as of June 30, 2018 was $15.7 million, a decrease of 4% linked quarter and 3% year-over-year. As a percentage of Total loans, Nonaccruals were 23 basis points as of June 30, 2018, down 2 basis points from March 31, 2018, and 3 basis points from June 30, 2017.

Capital
	2Q18	1Q18	4Q17	3Q17	2Q17
Tangible common equity/ Total assets [6]	7.5%	7.4%	7.3%	7.4%	7.4%
Tangible book value per share [6]	$7.62	$7.17	$7.12	$7.16	$6.97

Regulatory Capital Ratios: [7]
Tier 1 common equity	10.9%	10.4%	10.3%	10.4%	10.3%
Total risk-based capital	13.8%	14.2%	14.1%	14.3%	14.1%
Tier 1 risk-based capital	12.5%	12.9%	12.9%	13.0%	12.9%
Tier 1 leverage capital	9.2%	9.4%	9.3%	9.4%	9.3%
[6] See footnote 6 for a GAAP to non-GAAP reconciliation. [7] Current quarter information is presented based on estimated data.
On June 15, 2018, the Company redeemed $50 million of outstanding 6.95% Non-Cumulative Perpetual Preferred Stock, Series D. This will result in a $0.9 million quarterly benefit to common shareholders in future quarters.
Tangible book value per share as of June 30, 2018 increased 9% year-over-year to $7.62.

Dividend Payments
Concurrent with the release of second quarter 2018 earnings, the Board of Directors of the Company declared a cash dividend payable to common shareholders of $0.12 per share. The record date for this dividend is August 3, 2018, and the payment date is August 17, 2018.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.
These non-GAAP financial measures include tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision income; total operating expense excluding intangibles, goodwill impairment, and restructuring, if any; the efficiency ratio (FTE basis); the efficiency ratio (FTE basis) excluding amortization of intangibles, goodwill impairment, and restructuring, if any; net interest income and net interest margin excluding interest recovered on previous nonaccrual loans, also referred to as core net interest margin; net income attributable to the Company excluding notable items; net income attributable to the common shareholders, treasury stock method, excluding notable items (non-GAAP); diluted earnings per share excluding notable items; operating basis total revenue; operating basis total operating expenses; operating basis pre-tax, pre-provision income; operating basis income before income taxes; operating basis income tax expense; operating basis net income/ (loss) attributable to the Company; operating basis net income/ (loss) attributable to the Common Shareholders; operating basis weighted average diluted shares outstanding; operating basis diluted total earnings/ (loss) per share; operating basis return on average common equity; operating basis return on average tangible common equity; and operating basis effective tax rate.
A detailed reconciliation table of the Company’s GAAP to non-GAAP measures is included in the footnotes of the attached financial statements.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, July 19, 2018, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 8579299

Replay Information:
Available from July 19, 2018 at 12 noon ET until July 26, 2018
Dial In #: (877) 344-7529
Conference Number: 10121736
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management, Trust, and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Florida, and Wisconsin. The Company has total assets of greater than $8 billion, and manages over $21 billion of client assets.
The Company’s affiliates serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company’s website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s private banking, investment management, wealth advisory, and trust activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; the risk that the Company’s deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Adam Bromley
(617) 912-4386
abromley@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$364,539	$77,085	$120,541	$110,440	$97,032
Investment securities available-for-sale	1,076,967	1,118,497	1,170,328	1,189,827	1,188,720
Investment securities held-to-maturity	78,955	70,809	74,576	84,090	99,024
Stock in Federal Home Loan Bank and Federal Reserve Bank	70,127	54,455	59,973	61,714	45,568
Loans held for sale	4,622	3,918	4,697	1,957	2,870
Total loans	6,767,123	6,602,327	6,505,028	6,413,201	6,279,928
Less: Allowance for loan losses	73,464	72,898	74,742	74,873	75,009
Net loans	6,693,659	6,529,429	6,430,286	6,338,328	6,204,919
Other real estate owned (“OREO”)	108	—	—	—	—
Premises and equipment, net	46,421	43,627	37,640	36,546	34,135
Goodwill (1)	75,598	75,598	75,598	142,554	142,554
Intangible assets, net (1)	14,584	15,334	16,083	22,447	23,873
Fees receivable	10,405	10,640	11,154	12,560	12,639
Accrued interest receivable	23,732	22,614	22,322	21,823	20,680
Deferred income taxes, net	26,316	32,058	29,031	46,088	49,827
Other assets (1)	230,170	264,295	259,515	201,024	185,805
Total assets	$8,716,203	$8,318,359	$8,311,744	$8,269,398	$8,107,646
Liabilities:
Deposits	$6,620,179	$6,584,322	$6,510,246	$6,262,347	$6,381,339
Securities sold under agreements to repurchase	58,824	85,257	32,169	59,903	29,232
Federal funds purchased	—	—	30,000	70,000	40,000
Federal Home Loan Bank borrowings	1,056,938	611,588	693,681	812,773	618,989
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Other liabilities (1)	129,175	125,004	135,880	127,069	115,088
Total liabilities	7,971,479	7,512,534	7,508,339	7,438,455	7,291,011
Redeemable noncontrolling interests (“RNCI”)	10,747	16,322	17,461	15,882	17,216
Shareholders’ equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	—	47,753	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares	84,479	84,194	84,208	84,082	84,015
Additional paid-in capital	613,918	612,526	607,929	606,802	602,507
Retained earnings	56,912	61,518	49,526	76,455	66,807
Accumulated other comprehensive income/ (loss)	(23,328)	(21,313)	(8,658)	(4,823)	(6,038)
Total Company’s shareholders’ equity	731,981	784,678	780,758	810,269	795,044
Noncontrolling interests	1,996	4,825	5,186	4,792	4,375
Total shareholders’ equity	733,977	789,503	785,944	815,061	799,419
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$8,716,203	$8,318,359	$8,311,744	$8,269,398	$8,107,646

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$64,048	$60,929	$59,496	$58,096	$57,736
Taxable investment securities	1,501	1,510	1,562	1,569	1,592
Non-taxable investment securities	1,752	1,730	1,697	1,664	1,655
Mortgage-backed securities	3,049	3,178	3,125	3,267	3,495
Federal funds sold and other	1,205	1,009	978	916	831
Total interest and dividend income	71,555	68,356	66,858	65,512	65,309
Interest expense:
Deposits	8,365	6,524	6,048	5,356	4,949
Federal Home Loan Bank borrowings	4,447	3,344	2,626	2,657	2,489
Junior subordinated debentures	1,008	846	771	761	716
Repurchase agreements and other short-term borrowings	190	259	141	111	10
Total interest expense	14,010	10,973	9,586	8,885	8,164
Net interest income	57,545	57,383	57,272	56,627	57,145
Provision/ (credit) for loan losses	453	(1,795)	(942)	(432)	(6,114)
Net interest income after provision/ (credit) for loan losses	57,092	59,178	58,214	57,059	63,259
Fees and other income:
Investment management fees	4,227	11,425	12,321	11,274	11,081
Wealth advisory fees	13,693	13,512	13,496	13,279	12,961
Wealth management and trust fees	11,169	12,151	11,756	11,619	11,161
Other banking fee income	2,745	2,273	2,531	2,726	1,964
Gain on sale of loans, net	63	74	85	169	59
Total core fees and income	31,897	39,435	40,189	39,067	37,226
Gain/ (loss) on sale of investments, net	7	(24)	(110)	230	237
Gain/ (loss) on OREO, net	—	—	—	—	—
Gain/ (loss) on sale of affiliates or offices	—	—	(1,264)	—	—
Other	191	332	360	970	555
Total other income	198	308	(1,014)	1,200	792
Total revenue (2)	89,640	97,126	96,447	96,894	95,163
Operating expense:
Salaries and employee benefits	39,433	47,084	44,612	44,912	43,312
Occupancy and equipment	8,229	7,748	7,753	7,944	7,283
Professional services	2,872	3,177	4,035	3,308	3,106
Marketing and business development	2,070	1,593	1,919	2,216	1,971
Information systems	6,770	5,886	5,635	5,282	5,500
Amortization of intangibles	749	750	1,323	1,426	1,426
Impairment of goodwill	—	—	24,901	—	—
FDIC insurance	708	744	677	647	879
Other	3,553	3,875	3,134	3,611	4,344
Total operating expense	64,384	70,857	93,989	69,346	67,821
Income before income taxes	24,803	28,064	3,400	27,980	33,456
Income tax expense	17,399	6,026	21,391	8,289	9,963
Net income/ (loss) from continuing operations	7,404	22,038	(17,991)	19,691	23,493
Net income from discontinued operations (3)	(2)	1,698	989	1,186	1,063
Net income/ (loss) before attribution to noncontrolling interests	7,402	23,736	(17,002)	20,877	24,556
Less: Net income attributable to noncontrolling interests	968	1,050	1,278	1,074	1,150
Net income/ (loss) attributable to the Company	$6,434	$22,686	$(18,280)	$19,803	$23,406

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Six Months Ended
	June 30, 2018	June 30, 2017
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$124,977	$111,372
Taxable investment securities	3,011	3,262
Non-taxable investment securities	3,482	3,261
Mortgage-backed securities	6,227	6,999
Federal funds sold and other	2,214	1,431
Total interest and dividend income	139,911	126,325
Interest expense:
Deposits	14,889	9,480
Federal Home Loan Bank borrowings	7,791	4,600
Junior subordinated debentures	1,854	1,387
Repurchase agreements and other short-term borrowings	449	71
Total interest expense	24,983	15,538
Net interest income	114,928	110,787
Provision/ (credit) for loan losses	(1,342)	(6,295)
Net interest income after provision/ (credit) for loan losses	116,270	117,082
Fees and other income:
Investment management fees	15,652	21,920
Wealth advisory fees	27,205	25,784
Wealth management and trust fees	23,320	21,987
Other banking fee income	5,018	3,658
Gain on sale of loans, net	137	197
Total core fees and income	71,332	73,546
Gain/ (loss) on sale of investments, net	(17)	256
Gain/ (loss) on OREO, net	—	(46)
Other	523	768
Total other income	506	978
Total revenue (2)	186,766	185,311
Operating expense:
Salaries and employee benefits	86,517	88,977
Occupancy and equipment	15,977	14,468
Professional services	6,049	6,420
Marketing and business development	3,663	3,631
Information systems	12,656	10,879
Amortization of intangibles	1,499	2,852
Impairment of goodwill	—	—
FDIC insurance	1,452	1,645
Other	7,428	7,729
Total operating expense	135,241	136,601
Income before income taxes	52,867	55,005
Income tax expense	23,425	16,516
Net income/ (loss) from continuing operations	29,442	38,489
Net income from discontinued operations (3)	1,696	2,695
Net income/ (loss) before attribution to noncontrolling interests	31,138	41,184
Less: Net income attributable to noncontrolling interests	2,018	2,116
Net income/ (loss) attributable to the Company	$29,120	$39,068

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
PER SHARE DATA:	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
	(In thousands, except share and per share data)
Calculation of income for EPS:
Net income/ (loss) attributable to the Company	$6,434	$22,686	$(18,280)	$19,803	$23,406
Adjustments to Net income/ (loss) attributable to the Company to arrive at Net income/ (loss) attributable to common shareholders, treasury stock method (4)	(1,277)	(23)	(1,998)	(1,146)	(577)
Net income/ (loss) attributable to the common shareholders, treasury stock method	$5,157	$22,663	$(20,278)	$18,657	$22,829

End of period common shares outstanding	84,478,858	84,194,267	84,208,538	84,082,250	84,015,141

Weighted average shares outstanding:
Weighted average basic shares outstanding	83,509,115	83,097,758	82,904,776	82,556,225	82,298,493
Weighted average diluted shares outstanding (5)	85,413,575	85,271,650	82,904,776	84,888,311	84,741,680

Diluted total earnings/ (loss) per share	$0.06	$0.27	$(0.24)	$0.22	$0.27

	Six Months Ended
PER SHARE DATA:	June 30, 2018	June 30, 2017
	(In thousands, except share and per share data)
Calculation of income for EPS:
Net income/ (loss) attributable to the Company	$29,120	$39,068
Adjustments to Net income/ (loss) attributable to the Company to arrive at Net income/ (loss) attributable to common shareholders, treasury stock method (4)	(1,300)	(1,743)
Net income/ (loss) attributable to the common shareholders, treasury stock method	$27,820	$37,325

Weighted average shares outstanding:
Weighted average basic shares outstanding	83,304,573	82,125,795
Weighted average diluted shares outstanding (5)	85,221,974	84,658,309

Diluted total earnings/ (loss) per share	$0.33	$0.44

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
FINANCIAL DATA:
Book value per common share	$8.69	$8.81	$8.77	$9.13	$8.95
Tangible book value per share (6)	$7.62	$7.17	$7.12	$7.16	$6.97
Market price per share	$15.90	$15.05	$15.45	$16.55	$15.35

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$7,789,000	$7,831,000	$7,865,000	$7,703,000	$7,429,000
Investment Management (7)	2,031,000	1,920,000	2,004,000	1,902,000	1,829,000
Wealth Advisory	11,566,000	11,446,000	11,350,000	10,992,000	10,744,000
Less: Inter-company relationship	(7,000)	(11,000)	(11,000)	(11,000)	(11,000)
Total assets under management and advisory, excluding Anchor (7)	$21,379,000	$21,186,000	$21,208,000	$20,586,000	$19,991,000
Assets under management and advisory at Anchor	—	9,042,000	9,277,000	9,181,000	9,072,000
Total assets under management and advisory, including Anchor	$21,379,000	$30,228,000	$30,485,000	$29,767,000	$29,063,000

FINANCIAL RATIOS:
Total equity/ Total assets	8.42%	9.49%	9.46%	9.86%	9.86%
Tangible common equity/ Tangible assets (6)	7.46%	7.38%	7.33%	7.43%	7.37%
Tier 1 common equity/ Risk weighted assets (6)	10.87%	10.39%	10.32%	10.42%	10.28%
Allowance for loan losses/ Total loans	1.09%	1.10%	1.15%	1.17%	1.19%
Allowance for loan losses/ Nonaccrual loans	469%	445%	523%	550%	464%
Return on average assets - three months ended (annualized)	0.31%	1.11%	(0.88)%	0.96%	1.15%
Return on average common equity - three months ended (annualized) (8)	3.03%	12.02%	(9.92)%	9.87%	12.12%
Return on average tangible common equity - three months ended (annualized) (8)	3.90%	15.20%	(11.94)%	13.24%	16.27%
Efficiency ratio - three months ended (9)	70.29%	71.46%	68.23%	68.06%	67.69%

DEPOSIT DETAIL:
Demand deposits (noninterest-bearing)	$2,089,373	$1,932,732	$2,025,690	$1,850,833	$1,935,622
NOW	635,841	689,526	645,361	636,013	631,973
Savings	73,675	73,580	70,935	74,333	69,892
Money market	3,128,211	3,177,692	3,121,811	3,009,779	3,055,642
Certificates of deposit	693,079	710,792	646,449	691,389	688,210
Total deposits	$6,620,179	$6,584,322	$6,510,246	$6,262,347	$6,381,339

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	06/30/18	03/31/18	06/30/17	06/30/18	03/31/18	06/30/17	06/30/18	03/31/18	06/30/17
AVERAGE ASSETS
Interest-earning assets:
Cash and investments:
Taxable investment securities	$326,482	$333,253	$363,166	$1,501	$1,510	$1,592	1.84%	1.81%	1.75%
Non-taxable investment securities (10)	297,852	296,958	294,836	2,217	2,190	2,546	2.98%	2.95%	3.45%
Mortgage-backed securities	570,845	588,461	653,201	3,049	3,178	3,495	2.14%	2.16%	2.14%
Federal funds sold and other	157,878	161,573	199,230	1,205	1,009	831	3.03%	2.51%	1.66%
Total cash and investments	1,353,057	1,380,245	1,510,433	7,972	7,887	8,464	2.35%	2.29%	2.24%
Loans (11):
Commercial and industrial (10)	974,443	933,209	987,144	9,439	8,756	9,773	3.83%	3.75%	3.92%
Commercial real estate (10)	2,477,634	2,441,215	2,358,409	27,550	26,341	26,433	4.40%	4.32%	4.43%
Construction and land (10)	166,736	169,384	119,366	2,040	1,965	1,377	4.84%	4.64%	4.56%
Residential	2,775,239	2,702,317	2,489,072	22,590	21,766	19,574	3.26%	3.22%	3.15%
Home equity	94,445	97,191	109,942	1,041	1,042	1,085	4.42%	4.35%	3.96%
Other consumer	179,684	185,596	195,384	1,818	1,573	1,526	4.06%	3.44%	3.13%
Total loans	6,668,181	6,528,912	6,259,317	64,478	61,443	59,768	3.84%	3.77%	3.79%
Total earning assets	8,021,238	7,909,157	7,769,750	72,450	69,330	68,232	3.59%	3.51%	3.49%
LESS: Allowance for loan losses	72,998	74,834	80,614
Cash and due from banks (non-interest bearing)	45,337	51,944	42,166
Other assets	396,744	425,617	450,703
TOTAL AVERAGE ASSETS	$8,390,321	$8,311,884	$8,182,005
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing deposits (11):
Savings and NOW	$719,159	$716,930	$711,883	$304	$215	$187	0.17%	0.12%	0.11%
Money market	3,033,306	3,141,564	3,173,768	5,543	4,314	3,244	0.73%	0.56%	0.41%
Certificates of deposit	688,567	657,109	665,668	2,518	1,995	1,518	1.47%	1.23%	0.91%
Total interest-bearing deposits (12)	4,441,032	4,515,603	4,551,319	8,365	6,524	4,949	0.76%	0.59%	0.44%
Junior subordinated debentures	106,363	106,363	106,363	1,008	846	716	3.75%	3.18%	2.67%
FHLB borrowings and other	1,022,636	878,093	703,149	4,637	3,603	2,499	1.79%	1.64%	1.41%
Total interest-bearing liabilities	5,570,031	5,500,059	5,360,831	14,010	10,973	8,164	1.00%	0.80%	0.61%
Non-interest bearing demand deposits (11) (12)	1,908,037	1,872,472	1,899,916
Payables and other liabilities	122,175	133,243	106,657
Total average liabilities	7,600,243	7,505,774	7,367,404
Redeemable noncontrolling interests	14,129	22,085	21,075
Average shareholders’ equity	775,949	784,025	793,526
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$8,390,321	$8,311,884	$8,182,005
Net interest income - on a fully taxable equivalent basis (FTE)				$58,440	$58,357	$60,068
LESS: FTE adjustment (10)				895	974	2,923
Net interest income (GAAP basis)				$57,545	$57,383	$57,145
Interest rate spread							2.59%	2.71%	2.88%
Bank only net interest margin							2.95%	3.00%	3.12%
Net interest margin							2.89%	2.95%	3.07%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In thousands)	Six Months Ended		Six Months Ended		Six Months Ended
AVERAGE BALANCE SHEET:	06/30/18	06/30/17	06/30/18	06/30/17	06/30/18	06/30/17
AVERAGE ASSETS
Interest-earning assets:
Cash and investments:
Taxable investment securities	$330,220	$379,164	$3,011	$3,262	1.83%	1.72%
Non-taxable investment securities (10)	297,407	294,925	4,407	5,017	2.96%	3.40%
Mortgage-backed securities	579,604	662,888	6,227	6,999	2.15%	2.11%
Federal funds sold and other	158,853	179,901	2,214	1,431	2.78%	1.10%
Total cash and investments	1,366,084	1,516,878	15,859	16,709	2.32%	2.15%
Loans (11):
Commercial and industrial (10)	953,940	985,430	18,195	19,076	3.79%	3.85%
Commercial real estate (10)	2,459,525	2,341,482	53,891	49,977	4.36%	4.25%
Construction and land (10)	168,052	116,679	4,005	2,621	4.74%	4.47%
Residential	2,738,980	2,457,100	44,356	38,565	3.24%	3.14%
Home equity	95,810	113,801	2,083	2,174	4.39%	3.85%
Other consumer	182,623	193,769	3,391	2,946	3.74%	3.07%
Total loans	6,598,930	6,208,261	125,921	115,359	3.81%	3.70%
Total earning assets	7,965,014	7,725,139	141,780	132,068	3.55%	3.40%
LESS: Allowance for loan losses	73,911	79,375
Cash and due from banks (non-interest bearing)	48,725	41,929
Other assets	408,810	426,349
TOTAL AVERAGE ASSETS	$8,348,638	$8,114,042
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing deposits (11):
Savings and NOW	$718,051	$682,126	$519	$316	0.15%	0.09%
Money market	3,086,710	3,193,336	9,857	6,365	0.64%	0.40%
Certificates of deposit	672,736	627,993	4,513	2,799	1.35%	0.90%
Total interest-bearing deposits (12)	4,477,497	4,503,455	14,889	9,480	0.67%	0.42%
Junior subordinated debentures	106,363	106,363	1,854	1,387	3.52%	2.59%
FHLB borrowings and other	950,763	714,998	8,240	4,671	1.72%	1.30%
Total interest-bearing liabilities	5,534,623	5,324,816	24,983	15,538	0.91%	0.59%
Non-interest bearing demand deposits (11) (12)	1,890,184	1,871,924
Payables and other liabilities	126,601	112,157
Total average liabilities	7,551,408	7,308,897
Redeemable noncontrolling interests	17,644	21,208
Average shareholders’ equity	779,586	783,937
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$8,348,638	$8,114,042
Net interest income - on a fully taxable equivalent basis (FTE)			$116,797	$116,530
LESS: FTE adjustment (10)			1,869	5,743
Net interest income (GAAP basis)			$114,928	$110,787
Interest rate spread					2.64%	2.81%
Bank only net interest margin					2.97%	3.05%
Net interest margin					2.92%	3.00%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
LOAN DATA (13):
Other commercial and industrial loans:
New England	$481,081	$444,419	$438,322	$503,322	$429,598
San Francisco Bay Area	35,220	23,491	23,311	50,686	49,163
Southern California	66,892	63,183	59,359	64,248	62,995
Total other commercial and industrial loans	$583,193	$531,093	$520,992	$618,256	$541,756
Commercial tax-exempt loans:
New England	$332,572	$313,955	$305,792	$320,172	$312,783
San Francisco Bay Area	94,959	95,380	101,340	99,540	91,666
Southern California	11,351	11,422	11,566	11,638	11,708
Total commercial tax-exempt loans	$438,882	$420,757	$418,698	$431,350	$416,157
Total commercial and industrial loans	$1,022,075	$951,850	$939,690	$1,049,606	$957,913
Commercial real estate loans:
New England	$1,069,942	$1,046,178	$1,002,092	$988,788	$993,426
San Francisco Bay Area	739,769	721,871	725,454	698,148	688,751
Southern California	694,810	696,954	712,674	676,223	674,168
Total commercial real estate loans	$2,504,521	$2,465,003	$2,440,220	$2,363,159	$2,356,345
Construction and land loans:
New England	$88,068	$79,563	$86,874	$61,635	$74,919
San Francisco Bay Area	37,783	34,050	27,891	20,893	22,177
Southern California	46,173	51,627	50,225	35,763	33,808
Total construction and land loans	$172,024	$165,240	$164,990	$118,291	$130,904
Residential loans:
New England	$1,643,039	$1,619,856	$1,598,072	$1,558,587	$1,540,393
San Francisco Bay Area	533,394	511,903	512,189	510,956	488,854
Southern California	631,773	605,610	572,272	531,245	495,978
Total residential loans	$2,808,206	$2,737,369	$2,682,533	$2,600,788	$2,525,225
Home equity loans:
New England	$61,125	$65,434	$67,435	$72,149	$71,953
San Francisco Bay Area	17,366	19,314	22,462	26,052	28,400
Southern California	13,310	9,583	10,061	9,026	8,196
Total home equity loans	$91,801	$94,331	$99,958	$107,227	$108,549
Other consumer loans:
New England	$145,726	$166,413	$149,022	$150,309	$175,644
San Francisco Bay Area	14,659	13,569	14,707	15,302	17,909
Southern California	8,111	8,552	13,908	8,519	7,439
Total other consumer loans	$168,496	$188,534	$177,637	$174,130	$200,992
Total loans:
New England	$3,821,553	$3,735,818	$3,647,609	$3,654,962	$3,598,716
San Francisco Bay Area	1,473,150	1,419,578	1,427,354	1,421,577	1,386,920
Southern California	1,472,420	1,446,931	1,430,065	1,336,662	1,294,292
Total loans	$6,767,123	$6,602,327	$6,505,028	$6,413,201	$6,279,928

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
CREDIT QUALITY (13):
Special mention loans:
New England	$18,515	$33,282	$45,640	$37,569	$34,538
San Francisco Bay Area	19,255	14,117	23,400	23,898	23,399
Southern California	15,678	15,689	18,134	17,207	4,327
Total special mention loans	$53,448	$63,088	$87,174	$78,674	$62,264
Accruing substandard loans (14):
New England	$11,493	$8,767	$10,911	$8,196	$10,185
San Francisco Bay Area	12,766	14,970	11,615	11,622	6,574
Southern California	21,194	21,436	30,826	33,923	34,339
Total accruing substandard loans	$45,453	$45,173	$53,352	$53,741	$51,098
Nonaccruing loans:
New England	$7,282	$8,056	$6,061	$7,380	$9,880
San Francisco Bay Area	1,319	1,442	1,473	1,494	1,857
Southern California	7,050	6,882	6,761	4,749	4,439
Total nonaccruing loans	$15,651	$16,380	$14,295	$13,623	$16,176
Loans 30-89 days past due and accruing:
New England	$4,653	$10,571	$19,725	$4,664	$3,182
San Francisco Bay Area	—	2,251	1,911	430	12
Southern California	324	7,554	3,412	198	—
Total loans 30-89 days past due and accruing	$4,977	$20,376	$25,048	$5,292	$3,194
Loans (charged-off)/ recovered, net for the three months ended:
New England	$(73)	$(285)	$1,020	$73	$667
San Francisco Bay Area	91	67	64	206	2,856
Southern California	95	169	(273)	17	(431)
Total net loans (charged-off)/ recovered	$113	$(49)	$811	$296	$3,092
Loans (charged-off)/ recovered, net for the six months ended:
New England	$(358)				$746
San Francisco Bay Area	158				2,891
Southern California	264				(410)
Total Net Loans (Charged-off)/ Recovered	$64				$3,227

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
On December 20, 2017, Boston Private Financial Holdings, Inc. (the “Company”) announced an agreement, effective December 19, 2017, to sell all of its current equity interest in Anchor Capital Advisors LLC, an indirect, majority-owned subsidiary of the Company (“Anchor”), to the management team of Anchor for an upfront cash payment and a non-voting, revenue share participation interest in Anchor.  On April 13, 2018, the Company completed the sale of its ownership interest in Anchor. Anchor’s results remain consolidated in the Company’s results during current and prior periods through the closing date. For presentation purposes, Anchor’s AUM are excluded from current and prior period AUM amounts, but are included in the calculation of Core Fees and Income. The Company classified the assets and liabilities of Anchor as held for sale at March 31, 2018 and December 31, 2017, which are included with Other assets and Other liabilities, respectively, on the Company’s consolidated balance sheet. For regulatory purposes, the goodwill and intangible assets of Anchor will be included in consolidated calculations. See footnotes 6 and 8, below.

(2)	Total revenue is the sum of Net interest income, Total core fees and income, and Total other income.

(3)
Net income from discontinued operations consists of contingent payments net of expenses related to our divested affiliate, Westfield Capital Management Company, LLC. The Company received its final contingent payment in the first quarter of 2018 related to this affiliate.

(4)
Adjustments to Net income attributable to the Company to arrive at Net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in Noncontrolling interests redemption value and dividends paid on preferred stock.

(5)
When the Company has positive Net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic Weighted average shares outstanding to arrive at Weighted average diluted shares outstanding for the Diluted earnings/ (loss) per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for additional information.

(6)
The Company uses certain non-GAAP financial measures, such as: Tangible book value per share and the Tangible common equity (“TCE”) to Tangible assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Total equity to Total assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book value to Non-GAAP Tangible book value are presented below:

The Company calculates Tangible assets by adjusting Total assets to exclude Goodwill and intangible assets.

The Company calculates Tangible common equity by adjusting Total equity to exclude non-convertible Series D preferred stock and exclude Goodwill and intangible assets, net.

(In thousands, except share and per share data)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Total balance sheet assets	$8,716,203	$8,318,359	$8,311,744	$8,269,398	$8,107,646
LESS: Goodwill and intangible assets, net *	(90,182)	(138,026)	(138,775)	(165,001)	(166,427)
Tangible assets (non-GAAP)	$8,626,021	$8,180,333	$8,172,969	$8,104,397	$7,941,219
Total shareholders’ equity	$733,977	$789,503	$785,944	$815,061	$799,419
LESS: Series D preferred stock (non-convertible)	—	(47,753)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and intangible assets, net *	(90,182)	(138,026)	(138,775)	(165,001)	(166,427)
Total adjusting items	(90,182)	(185,779)	(186,528)	(212,754)	(214,180)
Tangible common equity (non-GAAP)	$643,795	$603,724	$599,416	$602,307	$585,239
Total equity/ Total assets	8.42%	9.49%	9.46%	9.86%	9.86%
Tangible common equity/ Tangible assets (non-GAAP)	7.46%	7.38%	7.33%	7.43%	7.37%

Total risk weighted assets **	$6,125,515	$5,974,866	$5,892,286	$5,831,558	$5,765,471
Tier 1 common equity **	$665,628	$621,084	$607,800	$607,822	$592,845
Tier 1 common equity/ Risk weighted assets **	10.87%	10.39%	10.32%	10.42%	10.28%

End of period shares outstanding	84,478,858	84,194,267	84,208,538	84,082,250	84,015,141

Book value per common share	$8.69	$8.81	$8.77	$9.13	$8.95
Tangible book value per share (non-GAAP)	$7.62	$7.17	$7.12	$7.16	$6.97
*     Includes goodwill and intangible assets at affiliates held for sale at March 31, 2018 and December 31, 2017.
**    Risk weighted assets and Tier 1 common equity for June 30, 2018 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(7)	Assets under management and advisory for all periods shown have been reduced to exclude those assets managed or advised by Anchor.

(8)
The Company uses certain non-GAAP financial measures, such as: Return on average common equity and Return on average tangible common equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Return on average equity ratio to the non-GAAP Return on average common equity ratio, and the non-GAAP Return on average tangible common equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average common equity by adjusting Average equity to exclude Average preferred equity. The Company calculates Average tangible common equity by adjusting Average equity to exclude Average goodwill and intangible assets, net and Average preferred equity.

	Three Months Ended
(In thousands)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Total average shareholders’ equity	$775,949	$784,025	$813,518	$808,596	$793,526
LESS: Average Series D preferred stock (non-convertible)	(39,881)	(47,753)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	736,068	736,272	765,765	760,843	745,773
LESS: Average goodwill and intangible assets, net *	(102,533)	(138,451)	(157,978)	(165,766)	(167,204)
Average tangible common equity (non-GAAP)	$633,535	$597,821	$607,787	$595,077	$578,569

Net income/ (loss) attributable to the Company	$6,434	$22,686	$(18,280)	$19,803	$23,406
LESS: Dividends on Series D preferred stock	(869)	(869)	(869)	(868)	(869)
Common net income/ (loss) (non-GAAP)	5,565	21,817	(19,149)	18,935	22,537
ADD: Amortization of intangibles, net of tax (35% in 2017, 21% in 2018)	592	593	860	927	927
Tangible common net income/ (loss) (non-GAAP)	$6,157	$22,410	$(18,289)	$19,862	$23,464

Return on average equity - (annualized)	3.33%	11.73%	(8.91)%	9.72%	11.83%
Return on average common equity - (annualized) (non-GAAP)	3.03%	12.02%	(9.92)%	9.87%	12.12%
Return on average tangible common equity - (annualized) (non-GAAP)	3.90%	15.20%	(11.94)%	13.24%	16.27%

	Six Months Ended
(In thousands)	June 30, 2018	June 30, 2017
Total average shareholders’ equity	$779,586	$783,937
LESS: Average Series D preferred stock (non-convertible)	(43,795)	(47,753)
Average common equity (non-GAAP)	735,791	736,184
LESS: Average goodwill and intangible assets, net *	(117,839)	(167,939)
Average tangible common equity (non-GAAP)	$617,952	$568,245

Net income/ (loss) attributable to the Company	$29,120	$39,068
LESS: Dividends on Series D preferred stock	(1,738)	(1,738)
Common net income/ (loss) (non-GAAP)	27,382	37,330
ADD: Amortization of intangibles, net of tax (35% in 2017, 21% in 2018)	1,184	1,854
Tangible common net income/ (loss) (non-GAAP)	$28,566	$39,184

Return on average equity - (annualized)	7.53%	10.05%
Return on average common equity - (annualized) (non-GAAP)	7.50%	10.23%
Return on average tangible common equity - (annualized) (non-GAAP)	9.32%	13.91%

*     Includes goodwill and intangible assets at affiliates held for sale at March 31, 2018 and December 31, 2017.

(9)
The Company uses certain non-GAAP financial measures, such as: Pre-tax, pre-provision income, Total operating expenses excluding amortization of intangibles, goodwill impairment, and restructuring expense, if any, and the Efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Income from continuing operations before income taxes to non-GAAP Pre-tax, pre-provision income; from GAAP Total operating expense to non-GAAP Total operating expense excluding amortization of intangibles, goodwill impairment, and restructuring, if any; and from GAAP Efficiency ratio to Non-GAAP Efficiency ratio (FTE basis), excluding amortization of intangibles, goodwill impairment, and restructuring, if any, are presented below:

	Three Months Ended
(In thousands)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Income before income taxes (GAAP)	$24,803	$28,064	$3,400	$27,980	$33,456
ADD BACK: Provision/ (credit) for loan losses	453	(1,795)	(942)	(432)	(6,114)
Pre-tax, pre-provision income (non-GAAP)	$25,256	$26,269	$2,458	$27,548	$27,342

Total operating expense (GAAP)	$64,384	$70,857	$93,989	$69,346	$67,821
Less: Amortization of intangibles	749	750	1,323	1,426	1,426
Less: Goodwill impairment	—	—	24,901	—	—
Total operating expense (excluding amortization of intangibles, and goodwill impairment) (non-GAAP)	$63,635	$70,107	$67,765	$67,920	$66,395

Net interest income	$57,545	$57,383	$57,272	$56,627	$57,145
Total core fees and income	31,897	39,435	40,189	39,067	37,226
Total other income	198	308	(1,014)	1,200	792
FTE income	895	974	2,873	2,899	2,923
Total revenue (FTE basis)	$90,535	$98,100	$99,320	$99,793	$98,086
Efficiency ratio (GAAP)	71.83%	72.95%	97.45%	71.57%	71.27%
Efficiency ratio, FTE Basis excluding amortization of intangibles, and goodwill impairment (non-GAAP)	70.29%	71.46%	68.23%	68.06%	67.69%

	Six Months Ended
(In thousands)	June 30, 2018	June 30, 2017
Income before income taxes (GAAP)	$52,867	$55,005
ADD BACK: Provision/ (credit) for loan losses	(1,342)	(6,295)
Pre-tax, pre-provision income (non-GAAP)	$51,525	$48,710

Total operating expense (GAAP)	$135,241	$136,601
Less: Amortization of intangibles	1,499	2,852
Less: Goodwill impairment	—	—
Total operating expense (excluding amortization of intangibles, and goodwill impairment) (non-GAAP)	$133,742	$133,749

Net interest income	$114,928	$110,787
Total core fees and income	71,332	73,546
Total other income	506	978
FTE income	1,869	5,743
Total revenue (FTE basis)	$188,635	$191,054
Efficiency ratio (GAAP)	72.41%	73.71%
Efficiency ratio, FTE Basis excluding amortization of intangibles, and goodwill impairment (non-GAAP)	70.90%	70.01%

(10)	Interest income on Non-taxable investments and loans are presented on an FTE basis using the federal statutory rate of 35% in 2017 and 21% in 2018 for each respective period presented.

(11)	Average loans includes Loans held for sale and Nonaccrual loans.

(12)	Average total deposits is the sum of Average total interest-bearing deposits and Average non-interest bearing demand deposits.

(13)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender’s regional offices.

(14)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(15)
The Company uses certain non-GAAP financial measures, such as: Net interest income excluding interest recovered on previous nonaccrual loans and Net interest margin excluding interest recovered on previous nonaccrual loans, also referred to as Core net interest margin, to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Net interest income to non-GAAP Net interest income excluding interest recovered on previous nonaccrual loans; and from GAAP Net interest margin to non-GAAP Net interest margin excluding interest recovered on previous nonaccrual loans, are presented below:

	Three Months Ended
(In thousands)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Net interest income (GAAP basis)	$57,545	$57,383	$57,272	$56,627	$57,145
LESS: Interest recovered on previously nonaccrual loans	—	80	429	133	1,971
Net interest income, excluding interest recovered on previously nonaccrual loans (non-GAAP) - also referred to as Core net interest income (non-GAAP)	57,545	57,303	56,843	56,494	55,174
ADD: FTE income	895	974	2,873	2,899	2,923
Net interest income, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP) - also referred to as Core net interest income, FTE basis (non-GAAP)	58,440	58,277	59,716	59,393	58,097

Net interest margin (FTE basis)	2.89%	2.95%	3.04%	3.02%	3.07%
Net interest margin, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP) - also referred to as Core net interest margin (FTE basis)	2.89%	2.94%	3.02%	3.02%	2.97%
Net interest margin, non-FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP) - also referred to as Core net interest margin (non-FTE basis) (non-GAAP)	2.85%	2.90%	2.87%	2.87%	2.82%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(16)
The Company uses certain non-GAAP financial measures, such as: Net income attributable to the Company excluding notable items and Diluted earnings per share excluding notable items to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Net income attributable to the Company to non-GAAP Net income attributable to the Company excluding notable items and from GAAP Diluted earnings per share to non-GAAP Diluted earnings per share excluding notable items are presented below:

	Three Months Ended
(In thousands, except share and per share data)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Net income/ (loss) attributable to the Company (GAAP)	$6,434	$22,686	$(18,280)	$19,803	$23,406
LESS: Gain/ (loss) on sale of affiliates or offices	—	—	(1,264)	—	—
ADD BACK: Anchor divestiture legal expense	—	—	400	—	—
ADD BACK: Impairment of goodwill	—	—	24,901	—	—
ADD BACK: Tax adjustments *	12,706	—	12,880	—	—
Tax effect at statutory rate (35% in 2017, 21% in 2018) **	—	—	(582)	—	—
Net income attributable to the Company excluding notable items (non-GAAP)	$19,140	$22,686	$20,583	$19,803	$23,406

Net income/ (loss) attributable to the common shareholders, treasury stock method (GAAP)	$5,157	$22,663	$(20,278)	$18,657	$22,829
LESS: Gain/ (loss) on sale of affiliates or offices	—	—	(1,264)	—	—
ADD BACK: Anchor divestiture legal expense	—	—	400	—	—
ADD BACK: Impairment of goodwill	—	—	24,901	—	—
ADD BACK: Tax adjustments *	12,706	—	12,880	—	—
Tax effect at statutory rate (35% in 2017, 21% in 2018) **	—	—	(582)	—	—
Net income attributable to the common shareholders, treasury stock method, excluding notable items (non-GAAP)	$17,863	$22,663	$18,585	$18,657	$22,829

Weighted average diluted shares outstanding (GAAP)	85,413,575	85,271,650	82,904,776	84,888,311	84,741,680
Weighted average diluted shares outstanding, excluding notable items (non-GAAP) ***	85,413,575	85,271,650	85,196,760	84,888,311	84,741,680

Diluted total earnings/ (loss) per share (GAAP)	$0.06	$0.27	$(0.24)	$0.22	$0.27
Diluted total earnings per share, excluding notable items (non-GAAP)	$0.21	$0.27	$0.22	$0.22	$0.27

Average common equity (non-GAAP)	$736,068	$736,272	$765,765	$760,843	$745,773
Average tangible common equity (non-GAAP)	$633,535	$597,821	$607,787	$595,077	$578,569
Return on average common equity - (annualized), excluding notable items (non-GAAP)	9.96%	12.02%	10.21%	9.87%	12.12%
Return on average tangible common equity - (annualized), excluding notable items (non-GAAP)	11.94%	15.20%	13.43%	13.24%	16.27%

Pre-tax, pre-provision income (non-GAAP)	$25,256	$26,269	$2,458	$27,548	$27,342
LESS: Gain/ (loss) on sale of affiliates or offices	—	—	(1,264)	—	—
ADD BACK: Anchor divestiture legal expense	—	—	400	—	—
ADD BACK: Impairment of goodwill	—	—	24,901	—	—
Pre-tax, pre-provision income, excluding notable items (non-GAAP)	$25,256	$26,269	$29,023	$27,548	$27,342
*    Additional tax expense in the second quarter of 2018 relates to the tax impact of the April 2018 completion of the sale of Anchor.
**     Due to the nature of the goodwill related to Anchor, no tax effect is applied to the goodwill impairment in the fourth quarter of 2017.

***
For the fourth quarter of 2017, Weighted average diluted shares outstanding include the dilutive effects when the excluded notable items move net income/ (loss) attributable to the common shareholders from a net loss to a net income position.